                                                                    EXHIBIT 10.1


                       PERICOM SEMICONDUCTOR CORPORATION

                                1990 STOCK PLAN


     1.   Establishment, Purpose, and Definitions.
          ---------------------------------------

          (a) There is hereby adopted the 1990 Stock Plan (the "Plan") of PERICOM SEMICONDUCTOR CORPORATION (the "Company").

          (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in paragraph 4 below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Section 422 or 423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the transfer or sale of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates.

          (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 425(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

     2.   Administration of the Plan.
          --------------------------

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of not less than three members to be appointed by the Board. The Board may remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

          (b) The Committee shall determine which eligible individuals (as defined in paragraph 4 below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares for which an option or options shall be granted to an optionee.

          (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without the optionee's written consent. The Committee may, with the optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

          (d) The Committee shall also determine which eligible individuals (as defined in paragraph 4 below) shall be issued Stock under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares to be granted. The Stock shall be issued for such consideration (if any) as the Committee deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement"). The Committee may amend any Restricted Stock Purchase Agreement, but any amendment which would adversely affect the individual's rights to the Stock shall not be made without his or her written consent.

          (e) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all optionees.

     3.   Stock Subject to the Plan.
          -------------------------

          (a) An aggregate of not more than two million nine hundred ten thousand (2,910,000) shares of Stock shall be available for the grant of options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

          (b) If there is any change in the Stock subject to the Plan, the Stock subject to a Restricted Stock Purchase Agreement or the Stock subject to any option granted under the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent of the outstanding capital Stock of the Company), or other change in the corporate structure of the Company, appropriate adjustments may be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number and kind of shares subject to the Plan or to a Restricted Stock Purchase Agreement and the number and kind of shares and the price per share subject to outstanding options on a basis consistent with adjustments made to the shares issued and outstanding outside of the Plan.

     4.   Eligible Individuals.  Individuals who shall be eligible to have
          --------------------
granted to them the options or Stock provided for by the Plan shall be such employees, officers, directors, independent contractors, and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

     5.   The Option Price.  The exercise price of the Stock covered by each
          ----------------
incentive stock option shall be not less than the per share fair market value of such Stock as determined in good faith by the Committee as of the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be not less than 85% of the per share fair market value of such stock as determined in good faith by the Committee as of the date the option is granted. Notwithstanding the foregoing, in the case of an option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph 3(b), above.

     6.   Terms and Conditions of Options.
          -------------------------------

          (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

          (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of any stock option shall not
                --------  -------
be for more than 10 years and that, in the case of an option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term of each option shall be for no more than five years.

          (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

          (d) The Stock Option Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee (not inconsistent with this Plan). If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

     7.   Terms and Conditions of Stock Purchase and Bonus
          ------------------------------------------------

          (a) Each sale or grant of stock pursuant to the Plan will be evidenced by either a written Restricted Stock Purchase Agreement executed by the Company and the person to whom such stock is sold or granted or a written Restricted Stock Bonus Agreement executed by the Company and the person to whom such stock is granted.

          (b) The Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee (not inconsistent with this Plan), including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions.

          (c) At the time of each sale or grant of stock or options pursuant to the Plan, a copy of the Plan shall be delivered by the Company to the person to whom such stock is sold or option granted.

     8.   Amendment, Suspension, or Termination of the Plan.
          -------------------------------------------------

          (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided, however, except as provided in paragraph 3(b), above, the Board shall not amend the Plan with respect to incentive stock options in the following respects without the consent of stockholders then sufficient to approve the Plan with respect to incentive stock options in the first instance:

               (i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

               (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

          (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on December 20, 2000, unless previously terminated by the Board pursuant to this paragraph 9.

     9.   Assignability.  Each option granted pursuant to this Plan shall,
          -------------
during the optionee's lifetime, be exercisable only by him, or by his guardian or legal representative and neither the option nor any right hereunder shall be transferable by optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement shall be transferable only as provided in such Agreement. This Plan and all options to purchase Stock and all shares of Stock issued hereunder shall be binding upon, and shall inure to the benefit of any successor corporation to the Company.

     10.  Payment Upon Exercise.  Payment of the purchase price upon exercise
          ---------------------
of any option granted under this Plan shall be made in cash; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the Optionee;
(ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

     11.  Withholding.  No Stock shall be granted or sold under the Plan to any
          -----------
participant until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations incident to either the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, or the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law. With the consent of the Committee and in accordance with procedures established by the Committee, optionees may utilize the Company's common stock (whether acquired through exercise of a stock option or otherwise) to satisfy federal, state, and local income and social security tax withholding obligations.

          12. Restrictions on Transfer of Shares.  The Stock acquired pursuant
              ----------------------------------
to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

          13. Stockholder Approval.  This Plan shall only become effective with
              --------------------
regard to incentive stock options upon its approval by a majority of the stockholders voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to stockholder approval, but until stockholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

          14. Merger or Sale of Assets.  In the event of a merger or
              ------------------------
consolidation in which the Company is not the surviving corporation, options granted pursuant to the Plan shall terminate to the extent the option is unexercised; provided, however, that, notwithstanding the terms of the option, the option shall become fully exercisable prior to consummation of such merger or consolidation at such time(s) as the Board shall determine and the surviving or acquiring corporation, as a condition precedent to consummation of said transaction, shall assume the outstanding options or issue a substitute stock option in place thereof.

          15. Effect of Change in Stock Subject to Plan.  Appropriate
              -----------------------------------------
adjustments shall be made in the number, exercise price, and class of shares of stock subject to an option in the event of a stock dividend, stock split, reverse stock split, or like change in the capital structure of the Company. Any such adjustment shall be determined in good faith by the Board and shall be binding on the Company and the optionee.

          16. Information.  During the period that any option is outstanding,
              -----------
the Company shall provide optionees, access, on an annual or other periodic basis, to such financial information regarding the Company as the Company prepares for distribution to its shareholders.

                       PERICOM SEMICONDUCTOR CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT


          This Agreement is made as of _____________, 19__ (the "Grant Date"), between PERICOM SEMICONDUCTOR CORPORATION (the "Company") and
__________________________ ("Optionee").

                                  WITNESSETH:


          WHEREAS, the Company has adopted the Pericom Semiconductor Corporation 1990 Stock Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

          WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and interest of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company and its Affiliates (as defined in the Plan) and as an incentive for increased efforts during such service;

          1.  (a) Option Grant. The Company hereby grants to Optionee the right
                  ------------
     and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               (b) Option Price.  The purchase price of the stock subject to
                   ------------
     this option shall be $__________ per share. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

          2.   Option Period.  This option shall be exercisable only during the
               -------------
Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and except as provided in paragraph 3, shall terminate five years from the Grant Date (the "Expiration Date").

          3.   Limits on Option Period.  The Option Period may end before the
               -----------------------
Expiration Date, as follows:

               (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than termination for cause, disability (within the meaning of subparagraph (c)) or death during the Option Period, the Option Period shall terminate ninety (90) days after the date of such cessation of employment or on the Expiration Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of employment.

               (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Expiration Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

               (c) If Optionee's employment is terminated by reason of disability (within the meaning of Section 105(d)(4) of the Code), the Option Period shall end one year after the date of Optionee's cessation of employment or on the Expiration Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of employment.

               (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Board may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Board may otherwise expressly provide.

               (e) If Optionee's employment with the Company or any of its Affiliates terminates for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's termination of employment and the number of vested and unexercised shares as of the date of termination shall be exercisable for a period of thirty (30) days from the date of termination.

          4.   Vesting of Right to Exercise Options.  Subject to other
               ------------------------------------
limitations contained in this Agreement, the Optionee shall have the right to exercise the option in accordance with the following schedule:

               (a) As to 50% of the number of shares covered by the option, at any time after the Date of Grant;

          (b) As to the remaining 50% of the number of shares covered by the Option, an additional 2.083% of the total shares each month commencing after the Date of Grant so that the option is fully exercisable as to all shares subject hereto two (2) years from the Date of Grant.

          Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Expiration Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

          5.   Method of Exercise.  Optionee may exercise the option with
               ------------------
respect to all or any part of the shares of Stock then subject to such exercise as follows:

               (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States; or (ii) such other consideration as the Committee may consider acceptable in its sole discretion, or (iii) in any combination of the foregoing. If shares of Stock are permitted to be delivered as consideration, the shares of Stock shall be valued in accordance with procedures established by the Board or a committee appointed by the Board to administer the Plan (the "Committee"). (If the Board does not delegate administration of the Plan to the Committee, then each reference in this Agreement to "the Committee" shall be construed to refer to the Board.) Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Company may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Company may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

               (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other stockholders of the Company are subject at the time of such exercise.

               (c) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a regis-tration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

          As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraphs 5(b) and 5(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the principal office of the Company, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

          6.   Corporate Transactions.  If there should be any change in a class
               ----------------------
of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent of the Company's outstanding capital stock) or other change in the corporate structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such

Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option. If the Company is not the surviving corporation in any merger or consolidation, every option outstanding hereunder shall be assumed by the surviving entity and the Board shall give the Optionee the right to exercise this option for a reasonable period of time prior to such event without regard to the vesting provisions of paragraph 4.

          7.   Limitations on Transfer.  This option shall, during Optionee's
               -----------------------
lifetime, be exercisable only by him or by his representative or legal guardian, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

          8.   No Shareholder Rights.  Neither Optionee nor any person entitled
               ---------------------
to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          9.   Lock-Up Agreement.  Optionee, if requested by an underwriter of
               -----------------
Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by Optionee (except Common Stock included in such registration) during the 180 day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the underwriter shall require. Such agreement shall be in writing in the form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to such Common Stock subject to the foregoing restriction until the end of said period.

          10.  No Effect on Terms of Employment.  Subject to the terms of any
               --------------------------------
written employment contract to the contrary, the Company (or its Affiliate which employs Optionee) shall have the right to terminate or change the terms of employment of Optionee at any time and for any reason whatsoever, with or without cause.

          11.  Notice.  Any notice required to be given under the terms of this
               ------
Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company in Palo Alto, California, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          12.  Committee Decisions Conclusive.  All decisions of the Committee
               ------------------------------
upon any question arising under the Plan or under this Agreement shall be conclusive.

          13.  Successors.  This Agreement shall be binding upon and inure to
               ----------
the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          14.  Early Dispositions.  Optionee agrees, as partial consideration
               ------------------
for the designation of this option as an incentive stock option under Section 422A of the Code, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date Optionee purchased such shares by exercise of this option.

          15.  California Law.  The interpretation, performance, and enforcement
               --------------
of this Agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, the Company has caused these presents to be executed on its behalf, and Optionee has hereunto set his hand as of the day and year first above written.

                         PERICOM SEMICONDUCTOR CORPORATION

                         By:______________________________

                         Its:_____________________________


                         _________________________________
                         Optionee

                         Address:
                         _________________________________

                                  ATTACHMENT A
                                  ------------


                               CONSENT OF SPOUSE


          I, _____________________, spouse of __________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of Pericom Semiconductor Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________


                                    By: ______________________

                       PERICOM SEMICONDUCTOR CORPORATION

                      NONQUALIFIED STOCK OPTION AGREEMENT

          This Agreement is made as of March __, 1994 (the "Grant Date"), between PERICOM SEMICONDUCTOR CORPORATION (the "Company") and ______________ ("Optionee").

                                  WITNESSETH:

          WHEREAS, the Company has adopted the Pericom Semiconductor Corporation 1990 Stock Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

          WHEREAS, the Company granted Optionee certain option rights to purchase up to _______________ shares of Common Stock on _________________ for certain consulting services previously rendered by Consultant to the Company and wishes to enter into this Nonqualified Stock Option Agreement for the purpose of evidencing such prior option grant;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

          1.   (a) Option Grant. The Company hereby grants to Optionee the right
                   ------------
     and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ___________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               (b) Option Price. The purchase price of the Stock subject to this
                   ------------
     option shall be $__________per share. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.


          2.   Option Period.  This option shall be exercisable only during the
               -------------
Option Period. The Option Period shall commence on the Grant Date and shall terminate five years from the Grant Date (the "Expiration Date").

          3.   Method of Exercise.  Optionee may exercise the option with
               ------------------
respect to all or any part of the shares of Stock then subject to such exercise as follows:

               (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in cash, a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States.

        (If the Board does not delegate administration of the Plan to a committee appointed by the Board to administer the Plan (the "Committee"), then each reference in this Agreement to "the Committee" shall be construed to refer to the Board.)

                (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other stockholders of the Company are subject at the time of such exercise.

                (c) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended. As soon as practicable after receipt of the notice required in paragraph 3(a) and satisfaction of the conditions set forth in paragraphs 3(b) and 3(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the principal office of the Company, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

        4.  Corporate Transactions. If there should be any change in a class of
            ----------------------
Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the corporate structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 4 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option. If the Company is not the surviving corporation in any merger or consolidation, every option outstanding hereunder shall be assumed by the surviving entity and the Board shall give the Optionee the right to exercise this option for a reasonable period of time prior to such event.

     5.   Limitations on Transfer. This option shall, during Optionee's
          -----------------------
lifetime, be exercisable only by him or by his representative or legal guardian, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

     6.   No Shareholder Rights; No Further Option Rights. Neither Optionee nor
          -----------------------------------------------
any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option. The options granted herein are received by Optionee in full satisfaction of Optionee's rights to receive any further option rights, equity securities or other consideration from the Company for the consulting services previously rendered by Optionee to the Company.

     7.   Lock-Up Agreement. Optionee, if requested by an underwriter of Common
          -----------------
Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by Optionee (except Common Stock included in such registration) during the 180 day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the underwriter shall require. Such agreement shall be in writing in the form satisfactory to such underwriter.

The Company may impose stop-transfer instructions with respect to such Common Stock subject to the foregoing restriction until the end of said period.

     8.  Notice.  Any notice required to be given under the terms of this
         ------
Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company in Palo Alto, California, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     9.  Committee Decisions Conclusive.  All decisions of the Committee upon
         ------------------------------
any question arising under the Plan or under this Agreement shall be conclusive.

    10.  Successors.  This Agreement shall be binding upon and inure to the
         ----------
benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

    11.  Withholding.  Optionee agrees to make appropriate arrangements
         -----------
(including the withholding of shares from exercise or the transfer of shares to the Company) with the Company and his employer for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements.

    12.  California Law.  The interpretation, performance, and enforcement of
         --------------
this Agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, the Company has caused these presents to be executed on its behalf, and Optionee has hereunto set his hand as of the day and year first above written.

                                      PERICOM SEMICONDUCTOR CORPORATION

                                      By:______________________________

                                      Its:_____________________________



                                      ---------------------------------
                                      Optionee

                                      Address:

                                      ---------------------------------

                                      ---------------------------------

                                 ATTACHMENT A
                                 ------------

                               CONSENT OF SPOUSE


          I, ___________________, spouse of ___________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of Pericom Semiconductor Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: __________________

                                  By: _______________________

                      PERICOM SEMICONDUCTOR CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is entered into as of the ____ day of ______, 19__, between Pericom Semiconductor Corporation (the "Company") and
   ____________________________ (the "Recipient").

                              W I T N E S S E T H:

     WHEREAS, the Company has adopted the Pericom Semiconductor Corporation 1990 Stock Plan (the "Plan"), which Plan is hereby incorporated in this Agreement by reference and made a part of it; and

     WHEREAS, the Company regards Recipient as a valuable contributor to the Company, and has determined that it would be in the interest of the Company and its shareholders to sell or grant the Stock provided for in this Agreement to the Recipient as a reward for past efforts and an incentive for continued service with the Company or its Affiliates (as defined in the Plan) and increased achievements in the future by Recipient;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

     1.  Restricted Stock Purchase.  Contemporaneously with the execution of
         -------------------------
this Agreement, the Company will issue to Recipient ____________ shares of Common Stock of the Company (the "Stock") for a consideration of $____ per share ("Purchase Price"). Payment for the Stock in the amount of the Purchase Price multiplied by the number of shares issued hereunder shall be made to the Company upon execution of this Agreement in cash, certified check or wire transfer acceptable to a committee appointed by the Board of Directors of the Company (the "Board") to administer the Plan (the "Committee"). (If the Board has not appointed a Committee, then each reference to the "Committee" shall be construed to refer to the Board.) Payment may also be made by a full recourse promissory note, in the form attached hereto as Exhibit A, that bears interest at a rate equal to at least that of the applicable federal rate on a compounded basis. Recipient shall pledge the Stock as security for the promissory note.

     All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a shareholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes. The term "Stock" also refers to the purchased Stock and all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock.

     2.  Restrictions.  No Stock issued to the Recipient hereunder shall be
         ------------
sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 3 hereof, and such Stock shall constitute "Non-Vested Stock" until such date. Any attempt to transfer Stock in violation of this Section 2 shall be null and void and shall be disregarded by the Company. In addition, Non-Vested Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Option").

     The Repurchase Option shall be subject to the following terms and conditions. In the event of the voluntary or involuntary termination of employment of Recipient with the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase from Recipient or any person receiving the Non-Vested Stock by operation of law of other involuntary transfer, at the original Purchase Price for the Non-Vested Stock.

     The Repurchase Option shall be exercised by written notice by the Company to Recipient or his executor and, at the Company's option, (i) by delivery to the Recipient or his executor, with such notice, of a check in the amount of the Purchase Price for the Non-Vested Stock being repurchased, or (ii) in the event the Recipient is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the Purchase Price for the Non-Vested Stock being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such Purchase Price. Upon delivery by the Company of such notice and payment of the Purchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Non-Vested Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares of Non-Vested Stock being repurchased by the Company, without further action by Recipient.

     For purposes of facilitating the enforcement of the provisions of this paragraph 2, Recipient agrees, immediately upon receipt of the certificate(s) for his Shares, to deliver such certificate(s), together with a stock power executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such stock remains as Non-Vested Stock, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

     3.  Vesting.  For purposes of this Agreement, the term "vest" shall mean
         -------
with respect to any share of the Stock that such share is no longer subject to the restrictions on transfer set forth in paragraph 2 and that such share is released from the Repurchase Option. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Non-Vested Stock until the Recipient becomes vested in the entire share. The Stock subject to this Agreement shall vest:

                (a) As to 25% of the number of shares covered by this Agreement, one year from date of this Agreement;

                (b) As to the remaining 75% of the number of shares covered by this Agreement, at the rate of 2.083% per month commencing one year and one month from the date of this Agreement so that all of the Stock is vested four years from date of this Agreement.

     4.  Withholding of Taxes.  Recipient shall provide the Company with a copy
         --------------------
of any timely election made pursuant to Section 83(b) of the Internal Revenue
Code or similar provision of state law (collectively, an "83(b) Election").   If
Recipient makes a timely 83(b) Election, Recipient shall immediately pay Company (or the Affiliate that employs Recipient) the amount necessary to satisfy any applicable federal, state, and local income tax withholding requirements and social security tax withholding requirements. If Recipient does not make a timely

83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement and the Plan or at the time withholding is otherwise required by any applicable law, pay Company (or the Affiliate that employs Recipient) the amount necessary to satisfy any applicable federal, state, and local income tax withholding requirements and social security tax withholding requirements.

     5.  Acceleration of Time for Vesting.  The Committee may, in its sole
         --------------------------------
discretion and in accordance with Section 14 of the Plan, accelerate, in whole or in part, the time for vesting of Stock as set forth in section 3 above.

     6.  Additional Securities.  Any securities received as the result of
         ---------------------
ownership of Non-Vested Stock (hereinafter called "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be retained by the Company in the same manner and subject to the same conditions as the Non-Vested Stock with respect to which they were issued. Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. Additional Securities shall be subject to the provisions of paragraphs 2, 3 and 5 above in the same manner as the Non-Vested Stock.

     7.  Investment Representations.
         --------------------------

     (a) This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by him will be acquired for investment for his own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

     (b) The Recipient understands that the Stock is not registered under the 1933 Act, on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to section 4(2) and/or Section 3(b) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein.

     (c) The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the 1933 Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 or Rule 701 promulgated under the 1933 Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the absence of an effective registration statement covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of paragraph 7(d) hereof.

     (d) The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or
(B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which the Recipient which is a partnership distributes Stock after six months after the purchase of such securities hereunder solely to partners or retired partners (including spouses and ancestors, descendants and siblings of such partners or spouses who acquire Stock by gift, will or intestate succession) thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this paragraph 7(d), (c) in any transaction in which the Recipient transfers any or all shares held by such Recipient's by gift to such Investor's immediate family ("immediate family" used herein shall mean spouse, father, mother, brother, sister, or lineal descendant), (d) in any transaction in compliance with Rule 701(c), or (e) in any transfer of unlegended securities.

     8.  Legends; Stop Transfer California Securities Law.
         ------------------------------------------------

     (a) All certificates for shares of the Stock shall bear the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND ________________, dated _____________. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     (b) The certificates for shares of the Stock shall also bear any legend required by any applicable state securities law.

     (c) THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     9.  Lock-Up Agreement.  Recipient, if requested by an underwriter of Common
         -----------------
Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by the Recipient (except Common Stock included in such registration) during the 180 day period following the effective date of a registration statement of the Company filed under the 1933 Act, or such shorter period of time as the underwriter shall require. Such agreement shall be in writing in the form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to such Common Stock subject to the foregoing restriction until the end of said period.

     10.  NO EMPLOYMENT RIGHTS.
          --------------------

     THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF HIS EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY, OR ANY OF ITS SUBSIDIARIES, TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE

COMPANY AT ANY TIME OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.

     11.  Rule 701 Filing.  The Company and Recipient agree that the Shares are
          ---------------
being sold to Recipient pursuant to Rule 701 promulgated under the 1933 Securities Act. The Company covenants and agrees to file Form 701 with the Securities and Exchange Commission as required by Rule 701.

     12.  Distributions.  Company shall disburse to Recipient all dividends,
          -------------
interest and other distributions paid or made in cash or property (other than Additional Securities) with respect to Non-Vested Stock and Additional Securities, less any applicable federal or state withholding taxes.

     13.  Successors.  This Agreement shall be binding upon and shall inure to
          ----------
the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     14.  Notice.  Any notice or other paper required to be given or sent
          ------
pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

               Company:  Pericom Semiconductor Corporation
                              2380 Bering Drive
                              San Jose, CA 95131

               Recipient:     At Recipient's address as it appears under
                              Recipient's signature to this Agreement, or to such other address as Recipient may specify in writing to the Company.

Any party may designate another address for receipt of notices so long as notice is given in accordance with this paragraph.

          15.  Committee Decisions Conclusive.  All decisions of the Committee
               ------------------------------
arising under the Plan or under this Agreement shall be conclusive.

          16.  California Law.  The interpretation, performance and enforcement
               --------------
of this Agreement shall be governed by the laws of the State of California.

          17.  Section 83(b) Election.
               ----------------------

          Recipient hereby represents that he understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the purchase of Shares by

Recipient pursuant to this Agreement, (c) the nature of the election to be made by Recipient under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Recipient further represents that he [intends/does not intend] to file an election pursuant to
Section 83(b) with the Internal Revenue Service within thirty (30) days following purchase of the Shares hereunder, and a copy of such election with his federal tax return for the calendar year in which the date of this Agreement falls. Recipient covenants to inform the Company of any change in Recipient's state of residency.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Non-Vested Stock Purchase Agreement as of the date first above written.

                              PERICOM SEMICONDUCTOR CORPORATION


                              By:______________________________

                              Its:_____________________________



                              _________________________________
                              Recipient

                              Address:

                              _________________________________

                              _________________________________

                                  ATTACHMENT A
                                  ------------


                               CONSENT OF SPOUSE


          I, _____________________, spouse of __________________, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of Pericom Semiconductor Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated: _______________, 19__


                                    By: ________________________